Exhibit 32.1

Certification of Chief Executive Officer Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the As Sarbanes-Oxley Act of 2002

I, John R. Ambroseo certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Amendment No. 1 to the Annual Report of Coherent, Inc. on Form 10-K/A for the fiscal year ended September 27, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Coherent, Inc.

Date: January 26, 2004

	By:	/s/ JOHN R. AMBROSEO
John R. Ambroseo
President and Chief
Executive Officer